EXHIBIT 10.1
                                                        EXECUTION COPY



                                    WAIVER AND AGREEMENT dated as of June 17,
                                2002 (this "Waiver"), to the Credit Agreement dated as of January 7, 1998, as amended by Amendment No. 1 and Waiver dated as of March 16, 1998, Amendment No. 2 and Waiver dated as of May 21, 1998, Amendment No. 3 and Waiver dated as of July 16, 1998, Amendment No. 4 dated as of November 12, 1998, Amendment No. 5 dated as of March 12, 1999, Amendment No. 6 dated as of December 20, 1999, Amendment No. 7 dated as of June 20, 2000, Amendment No. 8 and Agreement dated as of December 26, 2000 ("Amendment No. 8"), and Amendment No. 9 dated as of October 18, 2001 (the "Credit Agreement"), among DENNY'S, INC.("Denny's"), a California corporation, EL POLLO LOCO, INC., a Delaware corporation, FLAGSTAR ENTERPRISES, INC., an Alabama corporation, ADVANTICA SYSTEMS, INC.(formerly Flagstar Systems, Inc.), a Delaware corporation, QUINCY'S RESTAURANTS, INC., an Alabama corporation (each of the foregoing, except for FLAGSTAR ENTERPRISES, INC., QUINCY'S RESTAURANTS, INC. and EL POLLO LOCO, INC., for purposes of this Waiver and the Credit Agreement, individually, a "Borrower" and, collectively, the "Borrowers"), ADVANTICA RESTAURANT GROUP, INC., a Delaware corporation ("Parent"), the Lenders (as defined in Article I of the Credit Agreement) and JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), a New York banking corporation, as swingline lender (in such capacity, the "Swingline Lender"), as issuing bank, as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders.

                  A. The Lenders have extended credit to the Borrowers, and have agreed to extend credit to the Borrowers, in each case pursuant to the terms and subject to the conditions set forth in the Credit Agreement.

                  B. Parent, Denny's, FRI-M Corporation, Coco's Restaurants, Inc., Carrows Restaurants, Inc., FRD Acquisition Co. ("FRD") and the Official Committee of Unsecured Creditors of FRD (the "Committee") entered into a Stipulation and Agreement of Settlement made as of February 19, 2002 (the "Stipulation and Agreement"), as filed with the United States Bankruptcy Court for the District of Delaware and delivered to the Administrative Agent prior to the date hereof .

                  C. The Committee, FRD, Parent and Denny's filed (a) a First Amended Joint Plan of Reorganization dated April 23, 2002 under Chapter 11 of
Section 1125 of title 11, United States Code (the "Joint Plan"), as delivered to the Administrative Agent prior to the date hereof , and (b) a First Amended Disclosure Statement to Accompany the Joint Plan of Reorganization dated

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April 23, 2002 (the "Disclosure Statement"), as delivered to the Administrative
Agent prior to the date hereof .

                  D. Parent and the Borrowers have requested that the Required Lenders agree to waive any Default or Event of Default that might arise from the consummation of certain transactions contemplated by the Stipulation and Agreement and the Joint Plan and Disclosure Statement and otherwise consent to such transactions.

                  E. The Required Lenders are willing to agree to such waiver, on the terms and subject to the conditions set forth herein.

                  F. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement after giving effect to this Waiver.

                  Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1. Waiver. The Lenders hereby consent under the Loan Documents to, and waive any Default or Event of Default (including but not limited to any Default or Event of Default arising under Section 3 of Amendment No. 8) that is caused by, (a) Advantica's and Denny's having entered into the Stipulation and Agreement and being a co-proponent of the Joint Plan, (b) the cancellation of the capital stock of FRD pursuant to the Joint Plan, (c) the receipt pursuant to the Joint Plan and ownership by Denny's of (i) common stock of FRD (FRD, after giving effect to the consummation of the Joint Plan, the "Reorganized Debtor"), (ii) junior secured notes (the "New Junior Secured Notes") of theReorganized Debtor and (iii) additional junior secured L/C notes (the "L/C Notes") of the Reorganized Debtor related to outstanding letters of credit under the New FRI-M Credit Agreement, in each case issued to Denny's pursuant to the Joint Plan, (d) the settlement and satisfaction in full, to the extent provided in the Joint Plan, of all claims of Advantica and Denny's against FRD and its subsidiaries, including without limitation those that arose
(i) in connection with the New FRI-M Credit Agreement or the Advantica Guarantee or (ii) under the management services agreement dated as of May 24, 1996, between Parent and FRD (the "Management Services Agreement"),
(e) Advantica's entering into with the Reorganized Debtor, and performing Advantica's obligations under, a transition services agreement, an information technology services agreement and an intercreditor agreement as contemplated by the Joint Plan (the actions referred to in clauses (a) through (e) above, the "Specified Transactions"), and (f) the filing of Uniform Commercial Code financing statements with respect to the assets of FRD and its subsidiaries in connection with, and for the benefit of the Agent and lenders under, the Exit Financing (as defined in the Joint Plan), so long as no liens on such assets are granted in connection with the Exit Financing prior to the consummation of the Joint Plan, provided that (A) each Specified Transaction shall be on terms (to the extent not expressly set forth in the Stipulation and Agreement or the Joint Plan) reasonably satisfactory to the Administrative Agent and (B) the consummation of each Specified Transaction (1) shall have been duly authorized by all requisite corporate and, if required, stockholder action and (2) will not (x) violate (A) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of Parent,any Borrower or any other Subsidiary, (B) any order of any Governmental Authority or (C) any provision of any indenture, agreement or

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other instrument to which Parent, any Borrower or any other Subsidiary is a party or by which any of them or any of their property is or may be bound or
(3) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such indenture, agreement or other instrument.


                  SECTION 2. Agreements. (a) Parent and the Borrowers agree that they will not, at any time (whether before or after the confirmation or effectiveness of the Joint Plan), without the prior written consent of the Required Lenders, (i) make or agree to make any amendment, addition or supplement or other modification to or grant any waiver under (A) the Stipulation and Agreement or the Joint Plan (in each case, from the form thereof attached hereto as an Exhibit) or (B) the terms of the New Junior Secured Notes or the L/C Notes (in each case, from the form thereof having the terms described in the term sheets therefor included in Exhibit B hereto and otherwise reasonably satisfactory to the Administrative Agent), including but not limited to any reduction in the amount of distributions to which Denny's will be entitled under the Joint Plan and any change to the requirement that FRD reject the Management Services Agreement, (ii) grant or otherwise consent to any waiver of the conditions to the Stipulation and Agreement or to the confirmation or effectiveness of the Joint Plan, or (iii) otherwise grant any discretionary approval or consent, or agree that it is satisfied (if its satisfaction is required by the terms of the Stipulation and Agreement or Joint
Plan), with respect to any matter arising under the Joint Plan, including but not limited to the treatment of net operating losses, the terms of any shareholders agreement to be entered into with respect to the Reorganized Debtor, and any modification to the classification of claims and interests under the Joint Plan, in the case of each of clauses (i), (ii) and (iii) above, if doing so could reasonably be expected to be materially adverse to the interests of the Lenders.

                  (b) Parent and the Borrowers further agree that (i) any cash payments received by Parent or any of its Subsidiaries pursuant to the Joint Plan, or in respect of the New Junior Secured Notes or L/C Notes issued pursuant to the Joint Plan, shall be deemed to be "Subrogation Payments" for purposes of Section 3(e) of Amendment No. 8, (ii) any New Junior Secured Notes and L/C Notes issued to Parent or any of its Subsidiaries shall be deemed to constitute "Pledged Debt Securities" and "Collateral" under the Pledge Agreement, and shall be certificated and delivered promptly after the receipt by Parent or such Subsidiary of such New Junior Secured Notes or L/C Notes, as applicable, tothe Collateral Agent, together with undated instruments of transfer, in form and substance reasonably satisfactory to the Collateral Agent, duly executed by Parent or its applicable Subsidiary, and (iii) Parent and the Borrowers will, at their own cost and expense, take such further actions as may be reasonably requested by the Collateral Agent to effect the creation and perfection of the Collateral Agent's security interest in the New Junior Secured Notes and L/C Notes intended to be created under the Pledge Agreement and this Section 2(b).

                  SECTION 3. Waiver Fee. In consideration of the agreements of the Required Lenders contained in this Waiver, the Borrower agrees to pay to the Administrative Agent, for the account of each Lender that delivers an executed counterpart of this Waiver prior to 5:00 p.m., New York City time, on June 17, 2002, a waiver fee (the "Waiver Fee") in an amount equal to 0.1% of such Lender's Commitment as of such date.

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                  SECTION 4. Representations and Warranties.  Parent and the
Borrowers represent and warrant to the Administrative Agent and to each of the Lenders that:

                  (a) This Waiver has been duly authorized, executed and delivered by Parent and each of the Borrowers and constitutes their legal, valid and binding obligations, enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                  (b) Before and after giving effect to this Waiver, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

                  (c) Before and after giving effect to this Waiver, no Event of Default or Default has occurred and is continuing.

                  (d) Parent has delivered to the Agent true, correct and complete copies of the Stipulation and Agreement, as in effect on the date hereof and the Joint Plan and Disclosure Statement as most recently filed with the United States Bankruptcy Court for the District of Delaware.

                  SECTION 5. Conditions to Effectiveness. This Waiver shall become effective as of the date (the "Effectiveness Date") on which all of the following conditions are satisfied:

                  (a) The representations and warranties set forth in Section 4 hereof shall be true and correct with the same effect as if made on the Effectiveness Date, except to the extent such representations and warranties expressly relate to an earlier date, and the Administrative Agent shall have received a certificate, dated the Effectiveness Date and signed by a Financial Officer of Parent, confirming compliance with such condition.


                  (b) The Administrative Agent shall have received (i) counterparts of this Waiver that, when taken together, bear the signatures of Parent, each of the Borrowers and the Required Lenders and (ii) the Waiver Fee.

                  SECTION 6. Credit Agreement. Except as waived or modified hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. On and after the Effectiveness Date, any reference to the Credit Agreement shall mean the Credit Agreement as waived and otherwise modified hereby.

                  SECTION 7. Loan Document. This Waiver shall be a Loan Document for all purposes.

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                  SECTION 8.  Applicable Law.  THIS WAIVER SHALL BE GOVERNED
BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 9. Counterparts. This Waiver may be executed in two or more counterparts, each of which shall constitute an original but all of
which when taken together shall constitute but one agreement.    Delivery of an
executed counterpart of a signature page of this Waiver by telecopy shall be effective as delivery of a manually executed counterpart of this Waiver.

                  SECTION 10. Expenses. Parent and the Borrowers agree to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Waiver, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Waiver to be duly executed by their respective authorized officers as of the day and year first written above.


                                            ADVANTICA RESTAURANT GROUP, INC.,

                                              by
                                               /s/ Kenneth E. Jones
                                               ------------------------------
                                               Name: Kenneth E. Jones
                                               Title: Vice President and
                                                      Treasurer

                                            DENNY'S, INC.,

                                              by
                                               /s/ Kenneth E. Jones
                                               -------------------------------
                                               Name: Kenneth E. Jones
                                               Title: Vice President and
                                                      Treasurer

                                            ADVANTICA SYSTEMS, INC.,

                                              by
                                               /s/ Kenneth E. Jones
                                               ------------------------------
                                               Name: Kenneth E. Jones
                                               Title: Vice President and
                                                      Treasurer


                                            JPMORGAN CHASE BANK (formerly known
                                            as The Chase Manhattan Bank),
                                            individually and as Administrative
                                            Agent, Collateral Agent, Swingline
                                            Lender and Issuing Bank,

                                              by

                                               ------------------------------
                                               Name:
                                               Title:



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SIGNATURE PAGE TO

WAIVER AND AGREEMENT

DATED AS OF

JUNE 17 2002


To approve the Waiver and Agreement:

Name of Institution  ___________________________________

                     by

                     _______________________________
                     Name:
                     Title: